Exhibit 99.1

Aon Announces Early Results of and Reference Yields for its Cash Tender Offers and Related Consent Solicitations for Outstanding Debt Securities of NFP Corp.

DUBLIN (April 15, 2024) – Aon plc (NYSE: AON) (“Aon”), a leading global professional services firm, announced today (i) the early tender results as of the previously announced early tender deadline of 5:00 p.m., New York City time, on April 15, 2024 (the “Early Tender Date”) for the previously announced cash tender offers (the “Offers”) and related consent solicitations (the “Consent Solicitations”) by Randolph Acquisition Corp., a wholly owned subsidiary of Aon (the “Offeror”), for any and all of the outstanding 6.875% Senior Notes due 2028 (the “Unsecured 2028 Notes”), 4.875% Senior Secured Notes due 2028 (the “Secured 2028 Notes”), 7.500% Senior Secured Notes due 2030 (the “2030 Notes”) and 8.500% Senior Secured Notes due 2031 (the “2031 Notes” and, together with the Secured 2028 Notes and the 2030 Notes, the “Secured Notes,” and the Secured Notes, together with the Unsecured 2028 Notes, the “Notes”), each issued by NFP Corp. (the “Issuer”) and (ii) the Reference Yield (as defined below) for each series of Fixed Spread Notes (as defined below). The Offers and Consent Solicitations are being made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated April 2, 2024 (as it may be amended or supplemented from time to time, the “Offer to Purchase”).

As of the Early Tender Date, according to information provided by D.F. King & Co., the information and tender agent for the Offers and Consent Solicitations, the aggregate principal amount of each series of Notes set forth in the table below under “Principal Amount Tendered” has been validly tendered and not validly withdrawn in the Offers and Consent Solicitations. Withdrawal rights for the Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on April 15, 2024, and accordingly, Notes validly tendered in the Offers and Consent Solicitations may no longer be withdrawn except where additional withdrawal rights are required by law.

The tables below summarize the early tender results and certain payment terms, including the Reference Yield for each series of Fixed Spread Notes, of the Offers and the Consent Solicitations:

Fixed Price Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	Tender Consideration(1)	Early Tender Payment(1)	Total Consideration(1)(2)	Principal Amount Tendered	Percentage of Principal Amount Outstanding Tendered
6.875% Senior Notes due 2028	CUSIP Nos.: 65342R AD2, U65103 AF7, U6510P AA9, U65103 AK6 ISINs: US65342RAD26, USU65103AF70, USU6510PAA94, USU65103AK65	$2,075,000,000	$990.00	$30.00	$1,020.00	$2,040,911,000	98.36%
4.875% Senior Secured Notes due 2028	CUSIP Nos.: 65342R AE0, U65103 AH3, U65103 AJ9 ISINs: US65342RAE09, USU65103AH37, USU65103AJ92	$550,000,000	$975.00	$30.00	$1,005.00	$504,116,000	91.66%

(1)	Per $1,000 principal amount.
(2)
The Total Consideration payable for Fixed Price Notes (as defined below) validly tendered at or prior to the applicable Early Tender Date and accepted for purchase will be the applicable Total Consideration specified above, and is inclusive of the Early Tender Payment.

Fixed Spread Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	U.S. Treasury Reference Security	Reference Yield(1)	Bloomberg Reference Page	Fixed Spread	Repurchase Yield	Early Tender Payment(2)	Principal Amount Tendered	Percentage of Principal Amount Outstanding Tendered
7.500% Senior Secured Notes due 2030	CUSIP Nos.: 65342R AF7, U65103 AL4 ISINs: US65342RAF73, USU65103AL49	$350,000,000	5.000% UST due September 30, 2025	5.083%	FIT 4	50 bps	5.583%	$30.00	$328,720,000	93.92%
8.500% Senior Secured Notes due 2031	CUSIP Nos.: 65342R AG5, U65103 AM2 ISINs: US65342RAG56, USU65103AM22	$350,000,000	1.625% UST due September 30, 2026	4.856%	FIT 5	50 bps	5.356%	$30.00	$347,440,000	99.27%

(1)	Each Reference Yield was determined at 2:00 p.m., New York City time, on April 15, 2024 (the “Price Determination Date”).
(2)	Per $1,000 principal amount.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Price Notes” (the “Fixed Price Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be the amount set forth under the heading “Total Consideration”.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Spread Notes” (the “Fixed Spread Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be determined in accordance with the formula set forth in the Offer to Purchase by reference to the fixed spread for such series (the “Fixed Spread”) specified on such table plus the “Reference Yield” for such series specified in such table, which is the yield based on the bid-side price of the applicable U.S. Treasury Reference Security specified on such table as quoted on the Bloomberg Reference Page specified on such table on the Price Determination Date. The sum of the Fixed Spread and the Reference Yield is referred to as the “Repurchase Yield.”

As previously announced, in order to be eligible to receive the applicable Total Consideration with respect to the Notes, holders must have validly tendered Notes at or before the Early Tender Date. Holders validly tendering Notes after the applicable Early Tender Date but at or before 5:00 pm, New York City time, on April 30, 2024 (such time and date with respect to each Offer, as it may be extended, the “Expiration Date”) will be eligible to receive only the applicable “Tender Consideration” for such Notes, which is equal to the applicable Total Consideration less the amount in cash set forth in the table above under the heading “Early Tender Payment.” In addition, holders whose Notes are purchased in the Offers will receive accrued and unpaid interest in respect of their purchased Notes from the last interest payment date of such Notes up to, but not including, the applicable settlement date for such Offer.

In addition, as previously announced, the Offeror solicited consents in the Consent Solicitations for proposed amendments described in the Offer to Purchase that would (i) eliminate or modify substantially all of the restrictive covenants relating to the Issuer and its restricted subsidiaries, certain reporting obligations, certain events of default and related provisions in the applicable indenture relating to the Notes and reduce the notice period required in connection with an optional redemption of the Notes (the “Proposed Amendments”) and (ii) in the case of the Secured Notes, release all of the collateral securing the obligations of the Issuer and the guarantors party thereto (the “Proposed Release Amendments”). Because the Offeror received consents representing a majority of the aggregate principal amount of each of the Unsecured 2028 Notes and the Secured Notes, with the holders of the Secured Notes voting as a single class, the Offeror expects that the Issuer and its subsidiaries that guarantee the Notes will execute and deliver a supplemental indenture with respect to each of the Unsecured 2028 Notes and the Secured Notes giving effect to the Proposed Amendments. Additionally, because the Offeror received consents representing over 66⅔% of the aggregate principal amount of the Secured Notes, with the holders of the Secured Notes voting as a single class, the Offeror expects that the supplemental indenture with respect to the Secured Notes will give effect to the Proposed Release Amendments. The Proposed Amendments and, in the case of the Secured Notes, the Proposed Release Amendments are expected to become operative on the Early Settlement Date, if any, or the Final Settlement Date.

Each Offer and the related Consent Solicitation will expire on the Expiration Date. Except as set forth below, payment for the Notes that are validly tendered at or prior to the Expiration Date and that are accepted for purchase will be made on the date referred to as the “Final Settlement Date.” It is anticipated that the Final Settlement Date for the Notes will be May 2, 2024, the second business day after the Expiration Date. The Offeror reserves the right, in its sole discretion, to make payment for Notes that are validly tendered at or prior to the Early Tender Date and that are accepted for purchase on the date referred to as the “Early Settlement Date.” The Early Settlement Date for the Notes, if applicable, will be a date following the Early Tender Date and prior to the Expiration Date on which the conditions to the consummation of the applicable Offer, including the Merger Condition (as defined below), are satisfied or waived. If the Merger is consummated on or prior to April 26, 2024, the Offeror intends to (i) select the business day following the consummation of the Merger as the Early Settlement Date for the Notes and (ii) announce the Total Consideration offered per $1,000 principal amount of each series of Fixed Spread Notes by press release on the date of the consummation of the Merger. In the event the consummation of the Merger occurs after May 2, 2024, notwithstanding anything to the contrary set forth in the Offer to Purchase, the Total Consideration and the Tender Consideration, as applicable, will be calculated as if the Final Settlement Date occurred on May 2, 2024.

The Offeror’s obligation to consummate the Offers is subject to the satisfaction or waiver of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the consummation of the acquisition of NFP Intermediate Holdings A Corp. (“NFP Intermediate”) by the Offeror (the “Merger”) on the terms and conditions set forth in the Agreement and Plan of Merger dated December 19, 2023 (as amended, supplemented, waived or otherwise modified from time to time), by and among Aon, the Offeror, Randolph Merger Sub LLC, NFP Intermediate and NFP Parent Co, LLC (the “Merger Condition”). The consummation of the Merger is not conditioned upon, either directly or indirectly, the consummation of the Offers or the Consent Solicitations.

Morgan Stanley & Co. LLC is acting as dealer manager and solicitation agent (the “Dealer Manager and Solicitation Agent”) for the Offers and the Consent Solicitations. Questions regarding the terms of the Offers and the Consent Solicitations can be directed to the Dealer Manager and Solicitation Agent, Morgan Stanley & Co. LLC, at (800) 624-1808 (toll free) and (212) 761-1057 (collect).

The information and tender agent for the Offers and Consent Solicitations is D.F. King & Co., Inc. Holders with questions or who would like additional copies of the Offer to Purchase may call D.F. King & Co., Inc. toll-free at (800) 290-6432 or (212) 232-3233 (collect) or send an email to NFP@dfking.com.

This news release is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell the Notes. The Offers and the Consent Solicitations are being made only pursuant to the Offer to Purchase. Holders and investors should read carefully the Offer to Purchase because it contains important information, including the various terms of and conditions to the Offers and the Consent Solicitations. None of the Offeror, the Dealer Manager and Solicitation Agent, the information and tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Offers or deliver their consents in the Consent Solicitations.

About Aon
Aon plc (NYSE: AON) exists to shape decisions for the better—to protect and enrich the lives of people around the world. Our colleagues provide our clients in over 120 countries and sovereignties with advice and solutions that give them the clarity and confidence to make better decisions to protect and grow their business.

Follow Aon on LinkedIn, X, Facebook and Instagram. Stay up-to-date by visiting Aon’s newsroom and sign up for news alerts here.

Cautionary Statement on Forward-Looking Statements
This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed Merger, including future financial and operating results and synergies, Aon’s, NFP Intermediate’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed Merger, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements:  the possibility that the proposed Merger will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed Merger, adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed Merger, the failure to realize the expected benefits of the proposed Merger (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed Merger, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed Merger on the market price of Aon’s securities, significant transaction and integration costs or difficulties in connection with the proposed Merger and/or unknown or inestimable liabilities, potential litigation associated with the proposed Merger, the potential impact of the consummation of the proposed Merger on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed Merger.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2023 and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.